Exhibit 10.1

EMPLOYMENT AGREEMENT

The Employment Agreement (the “Agreement”) is made and entered into in Waterbury, Vermont, by and between Green Mountain Coffee Roasters, Inc. (the “Company”), a Delaware corporation with its principal place of business in Waterbury, Vermont, and Brian P. Kelley (the “Executive”), as of the 3rd day of December, 2012 (the “Effective Date”).

WHEREAS, the operations of the Company and its Affiliates are a complex matter requiring direction and leadership in a variety of areas, including financial, strategic planning, regulatory, community relations and others; and

WHEREAS, the Company desires to employ the Executive as its President and Chief Executive Officer and the Executive wishes to accept such employment on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, terms, provisions and conditions set forth in this Agreement, the parties hereby agree:

1.                                      Employment.  Subject to the terms and conditions set forth in this Agreement, the Company hereby offers, and the Executive hereby accepts, employment with the Company.

2.                                      Term.  Subject to earlier termination as hereafter provided, the Executive’s employment hereunder shall be for the period commencing on the Effective Date hereof and ending on the fourth anniversary of the Effective Date (the “Term”).  The Term may be extended and the Agreement renewed only by a written agreement signed by the Executive and an expressly authorized representative of the Company.  The Term of this Agreement is hereinafter also referred to as “the term of this Agreement” or “the term hereof”.

3.                                      Capacity and Performance.

(a)                                 During the Term, the Executive shall serve the Company as its President and Chief Executive Officer.  In addition, and without further compensation, (i) the Board of Directors of the Company (the “Board”) will, so long as the Executive is employed hereunder, nominate as necessary and recommend the Executive’s election to serve as a member of the Board and the Executive shall so serve if elected or reelected, and (ii) the Executive shall serve as a director and/or officer of one or more of the Company’s Affiliates if so elected or appointed from time to time.

(b)                                 As a condition of employment, the Executive has executed the Company’s Code of Conduct and has agreed to abide fully by its terms and conditions throughout the Term and to reaffirm his compliance annually with such Code of Conduct or similar policy.

(c)                                  During the Term, the Executive shall be employed by the Company on a full-time basis, and shall perform the duties and responsibilities of his position, together with such other duties and responsibilities on behalf of the Company and its Affiliates, as may reasonably be designated from time to time by the Board.

(d)                                 During the Term, the Executive shall devote his full business time, business judgment, skill and knowledge exclusively to the advancement of the business and interests of the Company and its Affiliates and to the discharge of his duties and responsibilities hereunder.  The Executive shall not engage in any other business activity or serve in any industry, trade, professional or governmental position during the Term, except as may be expressly approved in advance by the Board or the Governance and Nominating Committee of the Board in writing.  The Executive may participate in reasonable charitable and academic endeavors (including as a board member) so long as they do not materially interfere with his duties hereunder.

(e)                                  Upon advance approval by the Governance and Nominating Committee of the Board, which approval shall not be unreasonably withheld, the Executive may serve as an outside director of other companies, including public companies, so long as in the reasonable judgment of the Governance and Nominating Committee such activities do not interfere with the performance of the Executive’s duties as Chief Executive Officer of the Company.

4.                                      Compensation and Benefits.  As compensation for all services performed by the Executive under and during the Term, and subject to performance of the Executive’s duties and fulfillment of the obligations of the Executive to the Company and its Affiliates, pursuant to this Agreement or otherwise:

(a)                                 Base Salary.  During the Term, the Company shall pay the Executive a base salary at the rate of Nine Hundred Thousand Dollars ($900,000) per annum, payable in bi-weekly installments in accordance with the regular payroll practices of the Company for its executives (the “Base Salary”).  The Base Salary shall be subject to review (for increase only) at the discretion of the Compensation and Organizational Development Committee of the Board (the “Compensation Committee”) or the Board, as the case may be, as either deems appropriate from time to time.

(b)                                 Short-Term Incentive Compensation.  During the Term, the Executive shall be eligible to participate in the Company’s annual bonus plan or program for its executives generally, including under the Amended and Restated Green Mountain Coffee Roasters, Inc. 2006 Incentive Plan (as amended from time to time, the “2006 Plan”) or the Green Mountain Coffee Roasters, Inc. Senior Executive Officer Short Term Incentive Compensation Plan (as amended from time to time, the “2007 Plan”) (any such plan or program as in effect under either the 2006 Plan or the 2007 Plan or otherwise and applicable to the Executive, from time to time, the “Bonus Plan”), in accordance with the terms thereof.  In each fiscal year of the Term, and subject to terms of qualifying participation as determined by the Compensation Committee or the Board, as the case may be, the Executive shall be eligible to earn an annual bonus under the Bonus Plan (the “Annual Bonus”) with a target of one hundred percent (100%) of the Base Salary, which bonus shall be subject to and payable in accordance with the terms set forth in the Bonus Plan, with the actual amount of the Annual Bonus, if any, to be based on the attainment of such performance goals as are set forth in the Bonus Plan or as may be determined by the Compensation Committee or the Board, as the case may be.  Any Annual Bonus shall be paid in accordance with the Bonus Plan, but in no event later than the applicable two and one-half (2-1/2) month period for short-term deferrals as provided in Section 409A of the Code and the regulations thereunder.

(c)                                  Sign-On Bonus.  Within thirty (30) days following the Effective Date, the Company shall pay to the Executive a one-time sign-on bonus in the amount of Six Hundred Thousand Dollars ($600,000).  During the one (1)-year period following the Effective Date, if (i) the Executive’s employment is terminated by the Company for Cause, or (ii) the Executive terminates his employment without Good Reason, the Executive shall repay the full (pre-tax) amount of such bonus to the Company within thirty (30) days of such termination.

(d)                                 Long-Term Incentive Compensation.

(i)                                     On or as soon as practicable following the Effective Date, the Executive will receive a grant of performance shares under the 2006 Plan (the “Performance Shares”) having a value equal approximately to Three Million Dollars ($3,000,000), with the number of shares subject to such award determined by dividing the award value by the average of the closing price of the Company’s common stock over the trailing twenty (20) trading days beginning with the Effective Date, together with a grant of restricted stock units under the 2006 Plan (the “Restricted Share Units”) having a value equal approximately to Three Million Dollars ($3,000,000), with the number of shares subject to such award determined by dividing the award value by the average of the closing price of the Company’s common stock over the trailing twenty (20) trading days beginning with the Effective Date.  Notwithstanding the foregoing, in no event shall the grant date value of the Performance Shares, determined by multiplying the number of Performance Shares, as determined in accordance with the formula set forth in the prior sentence, by the closing price of the Company’s common stock on the Effective Date (the “Effective Date Price”) exceed Three Million Five Hundred Thousand Dollars ($3,500,000) and in no event shall the grant date value of the Restricted Share Units, determined by multiplying the number of Restricted Share Units, as determined in accordance with the formula set forth in the prior sentence, by the Effective Date Price exceed Three Million Five Hundred Thousand Dollars ($3,500,000).  In the event that the grant date value of either such award exceeds the applicable limit set forth herein, the number of shares subject to such award shall be reduced so that the grant date value is not in excess of the applicable limit set forth herein.  The terms and conditions of the Performance Shares and the Restricted Share Units shall be set forth in award agreements evidencing the same (the “Performance Share Agreement” and the “Restricted Share Unit Agreement”, respectively) attached hereto as Exhibit A and Exhibit B, respectively.  The Performance Shares and the Restricted Share Units shall be subject to the terms of the 2006 Plan and the Performance Share Agreement or the Restricted Share Unit Agreement, as applicable, together with such other restrictions and/or provisions generally applicable to shares held by Company employees, as the same may be in effect from time to time.

(ii)                                  On or as soon as practicable following the Effective Date, the Executive will receive a stock option grant under the 2006 Plan (the “Option”) having a value equal to approximately Two Million Four Hundred Thousand Dollars ($2,400,000), with the number of options subject to such grant determined using the Black-Scholes valuation methodology and the average closing price of the Company’s common stock over the trailing twenty (20) trading days beginning with the Effective Date, together with a grant of restricted stock units under the 2006 Plan (the “RSUs”) having a value equal approximately to Six Hundred Thousand Dollars ($600,000), with the number of shares subject to such award determined by dividing the award value by the average of the closing price of the Company’s common stock over the trailing twenty (20) trading days beginning with the Effective Date.  Notwithstanding the foregoing, in no event shall the grant date value of the Option, determined by using the Black-Scholes valuation methodology and the Effective Date Price, exceed Two Million Eight Hundred Thousand Dollars ($2,800,000) and in no event shall the grant date value of the RSUs, determined by multiplying the number of RSUs, as determined in accordance with the formula set forth in the prior sentence, by the Effective Date Price exceed Seven Hundred Thousand Dollars ($700,000).  In the event that the grant date value of either such award exceeds the applicable limit set forth herein, the number of options or shares, as the case may be, subject to such award shall be reduced so that the grant date value is not in excess of the applicable limit set forth herein.  The terms and conditions of the Option and the RSUs shall be set forth in award agreements evidencing the same (the “Option Agreement” and the “RSU Agreement, respectively) attached hereto as Exhibit C and Exhibit D, respectively.  The exercise price of the Option shall be the closing price of the Company’s common stock on the date the Option is granted.  The Option and the RSUs shall be subject to the terms of the 2006 Plan and the Option Agreement or the RSU Agreement, as applicable, together with such other restrictions and/or provisions as may be generally applicable to shares held by Company employees, as the same may be amended from time to time by the Company.

(iii)                               The Executive shall be eligible to be considered for additional long-term equity incentive awards beginning in December 2013 in the sole discretion of, and in a form and amount determined by, the Board or the Compensation Committee as the case may be.  The target grant date value of any such future awards is currently expected to be approximately three million dollars ($3,000,000); provided, however, that nothing herein shall be deemed to be, nor construed as, a commitment by the Company to make any additional equity awards in any specified amount to the Executive.  Any such equity awards shall be subject to the receipt of any required shareholder, Board or Compensation Committee approvals, the terms of the Company’s equity incentive plan as then in effect, the award agreements evidencing such awards and such other restrictions and/or provisions as may be generally applicable to shares held by Company employees, as the same may be amended from time to time.

(e)                                  Vacations.  During the Term, the Executive shall be entitled to paid vacation at the rate of four (4) weeks per year.  Such vacation shall be taken at such times and intervals as shall be determined by the Executive, subject to the reasonable business needs of the Company.  Vacation shall otherwise by governed by the policies of the Company, as in effect from time to time.

(f)                                   Other Benefits.  During the Term, the Executive shall be entitled to participate in any and all employee benefit plans from time to time in effect for employees of the Company generally, except to the extent any such employee benefit plan is in a category of benefit otherwise provided to the Executive (e.g., a severance pay benefit), in which case the Executive shall be eligible only for the benefit as set forth in this Agreement.  The Executive’s benefit participation shall be subject to the terms of the applicable plan documents and generally applicable Company policies.  The Company may alter, modify, add to or terminate its employee benefit plans at any time as it, in its sole judgment, determines to be appropriate, without recourse by the Executive.

(g)                                  Relocation.  The Company shall provide certain payments to the Executive with respect to the costs incurred by the Executive in connection with relocating from his current residence to a residence within commuting distance to the Company’s headquarters, in an aggregate amount equal to Five Hundred Thousand Dollars ($500,000) (such amount, the “Relocation Amount”), subject to and conditioned upon the satisfaction of the following terms and conditions.  Fifty percent (50%) of the Relocation Amount shall be paid to the Executive within thirty (30) days following the Effective Date, and fifty percent (50%) of the Relocation Amount shall be paid to the Executive within thirty (30) days following the date the Executive sells his primary home, subject to the Executive remaining employed by the Company through the date of such sale.

(h)                                 Business Expenses.  The Company shall pay or reimburse the Executive for all reasonable, customary and necessary business and travel expenses incurred or paid by the Executive in the performance of his duties and responsibilities hereunder, subject to any maximum annual limit and other restrictions on such expenses set by the Board and to such reasonable substantiation and documentation requirements as may be specified by the Company from time to time.  The Company agrees to pay or reimburse the Executive for reasonable legal fees incurred by him in the review and documentation of this Agreement, in an amount not to exceed $25,000.  The Company shall make such reimbursement payments under this Section 4(h) to the Executive within thirty (30) days of the submission of proper substantiation.

5.                                      Termination of Employment and Severance Benefits.  Notwithstanding the provisions of Section 2 hereof, the Executive’s employment under this Agreement shall terminate prior to the expiration of the Term under the following circumstances:

(a)                                 Death.  In the event of the Executive’s death during the Term, the Executive’s employment shall immediately and automatically terminate.  In such event, the Company shall pay to the Executive’s designated beneficiary or, if no beneficiary has been designated by the Executive in writing, to his estate, (i) any Base Salary earned but not paid during the final payroll period of the Executive’s employment through the date of termination, (ii) pay for any vacation time earned but not used through the date of termination, (iii) subject to the timing rules of Section 4(b) above, any Annual Bonus earned for the fiscal year preceding that in which termination occurs, but unpaid on the date of termination, if any, and (iv) any business expenses incurred by the Executive but un-reimbursed as of the date of termination, provided that such expenses are known to the Company, any required substantiation and documentation are provided to the Company within thirty (30) days of the date of termination, and such expenses are reimbursable under Company policy (all of the foregoing, subject to the timing limitations described herein, “Final Compensation”).  Other than any payment in respect of the Annual Bonus as provided for by the terms of subsection (iii) above, which shall be paid in accordance with the timing rules of Section 4(b) above, Final Compensation shall be paid no later than sixty (60) days after termination.  The Company shall also pay to the Executive’s designated beneficiary or, if no beneficiary has been designated by the Executive in writing, to his estate a pro-rata Annual Bonus for the year in which such termination occurs, calculated by multiplying the amount of the Annual Bonus the Executive would have earned under the Bonus Plan had his employment continued for the full fiscal year in accordance with the terms of the Bonus Plan by a fraction, the numerator of which is the number of days the Executive was employed during such fiscal year and the denominator of which is 365 (the “Pro-Rata Bonus”).  The Pro-Rata Bonus shall be paid at the same time as bonuses are paid to active employees under the Bonus Plan in accordance with the timing rules of Section 4(b) above.  Other than for Final Compensation and the Pro-Rata Bonus, the Company shall have no further obligation to the Executive hereunder upon a termination of employment due to his death.

(b)                                 Disability.

(i)                                     The Company may elect to terminate the Executive’s employment, upon notice to the Executive, in the event that the Executive becomes disabled during his employment hereunder through any illness, injury, accident or condition of either a physical or psychological nature and, as a result, is unable to perform substantially all of his duties and responsibilities hereunder, notwithstanding the provision of any reasonable accommodation, for one hundred eighty five (185) days during any period of three hundred and sixty-five (365) consecutive calendar days.  In the event of such termination, the Company shall have no further obligation to the Executive, other than for payment of Final Compensation and the Pro-Rata Bonus, which amounts shall be paid in the time periods specified in subsection (a) above.

(ii)                                  Prior and/or in the alternative to termination pursuant to Section 5(b)(i) above, the Board may elect to transfer the Executive if disabled as described therein to a position of inactive employment, and designate another employee to act in his place during any period of the Executive’s continuing disability.  Notwithstanding any such designation, the Executive shall continue to receive the Base Salary in accordance with Section 4(a) and benefits in accordance with Section 4(f), to the extent permitted by the then-current terms of the applicable benefit plans, until the Executive becomes eligible for disability income benefits under the Company’s disability income plan or until the termination of his employment, whichever shall first occur.

(iii)                               While receiving disability income payments under the Company’s disability income plan, the Executive shall not be entitled to receive any Base Salary under Section 4(a) hereof, but shall continue to participate in Company employee benefit plans in accordance with Section 4(f) and the terms of such plans, until the termination of his employment.

(iv)                              If any question shall arise as to whether, during any period, the Executive is disabled through any illness, injury, accident or condition of either a physical or psychological nature so as to be unable to perform substantially all of his duties and responsibilities hereunder (notwithstanding the provision of any reasonable accommodation that may be due), the Executive may, and at the request of the Company shall, submit to a medical examination by a physician selected by the Company to whom the Executive or his duly appointed guardian, if any, has no reasonable objection to determine whether the Executive is so disabled, and such determination shall for the purposes of this Agreement be conclusive of the issue.  If such question shall arise and the Executive shall unreasonably fail to submit to a requested medical examination, the Company’s determination of the issue shall be binding on the Executive.

(c)                                  By the Company for Cause.  The Company may terminate the Executive’s employment hereunder for Cause at any time during the term of this Agreement upon notice to the Executive setting forth in reasonable detail the nature of such Cause.  The following, as determined by the Board in its reasonable judgment, shall constitute Cause for termination:

(i)                                     The Executive’s (A) substantial and ongoing failure or inability to perform (other than by reason of death or disability) his duties and responsibilities to the Company or any of its Affiliates, provided that the Executive has been given a reasonable opportunity (following notice of not less than sixty (60) days) to cure any such failure or inability and such failure or inability has not been cured by the Executive, or (B) gross negligence in the performance of his duties and responsibilities to the Company or any of its Affiliates;

(ii)                                  Knowing and material breach by the Executive of any provision of this Agreement which causes substantial damage to the Company or any of its Affiliates, provided that the Executive has been given a reasonable opportunity (following notice of not less than sixty (60) days) to cure any such material breach and such material breach has not been cured by the Executive;

(iii)                               The Executive engages in embezzlement or other dishonest conduct which causes substantial harm to the Company or any of its Affiliates;

(iv)                              Other gross misconduct by the Executive that is substantially harmful to the business, interests or reputation of the Company or any of its Affiliates; or

(v)                                 Commission of a felony or other crime involving moral turpitude.

Upon the giving of notice of termination of the Executive’s employment hereunder for Cause, the Company shall have no further obligation to the Executive, other than for Final Compensation, which shall be paid in the time periods specified in Section 5(a) above.

(d)                                 By the Company Other than for Cause.

(i)                                     The Company may terminate the Executive’s employment hereunder other than for Cause at any time upon notice to the Executive.

(ii)                                  In the event of a termination by the Company of the Executive’s employment other than for Cause (which termination, for the avoidance of doubt, shall not include a termination of the Executive’s employment due to his disability as provided in Section 5(b) or due to his death), in addition to Final Compensation, which shall be paid in the time periods specified in Section 5(a) above, (A) the Company shall pay the Executive an amount equal to the sum of (1) 1.5 times the Base Salary at the rate in effect on the date of termination plus (2) 1.5 times the target Annual Bonus for the year in which such termination occurs, which amount shall be payable in equal installments during the twelve (12) month period following the date of termination as provided for in subsection (iii) below; (B) the Company shall pay the Executive the Pro-Rata Bonus at the same time as bonuses are paid to active employees under the Bonus Plan and subject to the timing rules set forth in Section 4(b) above; and (C) if the Executive elects to continue his participation in the Company’s health and dental insurance plans pursuant to the federal law commonly known as COBRA (“COBRA”), the Company shall continue to pay a monthly amount equal to the Company portion of the monthly premium cost of the Executive’s (and the Executive’s “qualified beneficiaries” within the meaning of Section 4980B(g)(1)(A) of the Code) participation in the Company’s group medical and dental plans until the conclusion of a period of twelve (12) months following the date of termination, provided that the Executive is entitled to continue such participation under applicable law and plan terms and provided further that the Company’s obligation to provide such continued premium payments hereunder shall cease when the Executive first receives coverage under another medical plan.

(iii)                               Any obligation of the Company to the Executive under this Section 5(d) or under Sections 5(e) or (g) is conditioned, however, upon the Executive first signing and returning to the Company a timely and effective release of claims in the form provided by the Company substantially in the form of Exhibit E attached hereto by the deadline specified therein, which deadline shall not be later than twenty-one (21) days following the date of termination (any such release submitted by such deadline, the “Release of Claims”); provided, however, that such Release of Claims shall not release any rights of the Executive with respect to earned but unpaid Base Salary, bonuses, and benefits in accordance with the terms of Section 4 hereof, any rights to insurance or indemnification pursuant to the Company’s By-laws or applicable law, or any rights arising after the date of such Release of Claims.  The Release of Claims required for separation benefits under Section 5(d), Section 5(e) and/or Section 5(g) hereof creates legally binding obligations on the part of the Executive, and the Company and its Affiliates therefore advise the Executive to seek the advice of an attorney before signing it.  Except as otherwise expressly provided in this Section 5(d), severance pay to which the Executive is entitled hereunder shall be payable in accordance with the normal payroll practices of the Company, with the first payment, which shall be retroactive to the day immediately following the date the Executive’s employment terminated, being due and payable on the Company’s next regular payday for executives that follows the expiration of sixty (60) calendar days from the date the Executive’s employment terminates.

(e)                                  By the Executive for Good Reason.  The Executive may terminate his employment hereunder for Good Reason (A) by providing written notice to the Company specifying in reasonable detail the condition giving rise to the claimed Good Reason no later than ninety (90) days following the date on which the initial existence or occurrence of the claimed Good Reason condition occurs, (B) by providing the Company a period of no less than thirty (30) days to remedy the condition specified in the notice, and (C) by terminating his employment for Good Reason within thirty (30) days following the expiration of the period to remedy if the Company fails to remedy the condition.  The occurrence of any of the following without the Executive’s consent shall constitute Good Reason for termination by the Executive:

(i)                                     Removal of the Executive from the position of President and Chief Executive Officer of the Company (or a successor corporation);

(ii)                                  The Executive no longer being the President or Chief Executive Officer of a publicly-traded company;

(iii)                               A material breach by the Company of its obligations under Section 3(a)(i) above;

(iv)                              A material diminution in the nature or scope of the Executive’s responsibilities, duties or authority;

(v)                                 A material reduction in the Base Salary or target Annual Bonus as set forth in Section 4(b) hereof;

(vi)                              The Company requiring the Executive to be based at a location in excess of fifty (50) miles from the location of the Company’s principal offices in Waterbury or South Burlington, Vermont or from Reading, Massachusetts; or

(vii)                           Any other material breach of this Agreement by the Company.

In the event of a termination by the Executive for Good Reason in accordance with this Section 5(e), the Executive will be entitled to the same pay and benefits, payable at the same time and in the same manner, as he would have been entitled to receive had the Executive been terminated by the Company other than for Cause in accordance with Section 5(d) above; provided that the Executive signs an effective Release of Claims.

(f)                                   By the Executive Other than for Good Reason.  The Executive may terminate the Executive’s employment hereunder other than for Good Reason at any time upon not less than sixty (60) days’ notice to the Company.  In the event of termination by the Executive pursuant to this Section 5(f), the Board may elect to waive the period of notice, or any portion thereof, and, whether or not the Board so elects, the Company will pay the Executive the Base Salary during the entire notice period.  The Company in such event shall have no further obligation to the Executive, other than for any Final Compensation due to him, which shall be paid in the time periods specified in Section 5(a) above.

(g)                                  Upon a Change of Control.

(i)                                     If prior to (but no more than three (3) months prior to) and in connection with an anticipated Change of Control, the Company terminates the Executive’s employment other than for Cause (which termination, for the avoidance of doubt, shall not include a termination of the Executive’s employment due to his disability as provided in Section 5(b) or due to his death), or the Executive terminates his employment for Good Reason, then, in addition to Final Compensation, which shall be paid in the time periods specified in Section 5(a) above, and provided that the Executive signs and returns to the Company an effective Release of Claims, then: (A) the Company shall pay and provide to the Executive the benefits described in Section 5(d)(ii) in the same manner, in the same amount and at the same times as provided therein, subject to the remaining provisions of this Section 5(g)(i); and (B), if the Change of Control occurs within the three (3)-month period following the date of such termination, then (1) the Company and/or its successor shall continue to pay the amounts set forth in Section 5(d)(ii)(A) in the same manner, in the same amount and at the same times as provided therein; (2) the Company and/or its successor shall pay to the Executive an additional amount equal to the sum of (I) fifty percent (50%) of the Base Salary at the rate in effect on the date of termination and (II) the difference between (aa) two (2) times the greater of (x) the average of the Annual Bonuses paid to the Executive (or that would have been so paid absent deferral) by the Company in its three most recent fiscal years ended prior to the date of termination or the three most recent fiscal years prior to the Change in Control, if greater, and (y) the target Annual Bonus for the year in which such termination occurs and (bb) one and one-half (1.5) times the target Annual Bonus for the year in which such termination occurs, which amount shall be paid to the Executive in a lump sum on the sixtieth (60th) day following the Change in Control; (3) in lieu of the Pro-Rata Bonus provided in Section 5(d)(ii)(B), the Company shall pay to the Executive an amount equal to the pro-rata Annual Bonus for the year in which such termination of employment occurs, calculated by multiplying the target Annual Bonus for such year by a fraction, the numerator of which is the number of days the Executive was employed during such year and the denominator of which is 365 (the “Designated Bonus”), which amount shall be paid on the sixtieth (60th) day following the Change in Control (it being understood that if the Pro-Rata Bonus has been paid by its terms under Section 5(d)(ii)(B) above, the Executive shall only be entitled to an amount equal to the difference, if any, between the Designated Bonus and the Pro-Rata Bonus, which amount shall be paid as provided in this subsection (3)); (4) if, pursuant to Section 5(d)(ii)(C), the Executive had elected to continue participation in the Company’s health and dental insurance plans under COBRA, the Company or its successor shall continue to pay on a monthly basis the Company portion of the monthly premium cost of the Executive’s (and his qualified beneficiaries within the meaning of Section 4980B(g)(1)(A) of the Code) participation in such plans until the conclusion of a period of twelve (12) months following the date of termination, provided that the Executive is entitled to continue such participation under applicable law and plan terms and provided further that the Company’s obligation to provide such continued premium payments hereunder shall cease when the Executive first receives coverage under another medical plan; and (5) the Company shall cause the Performance Shares, the Restricted Share Units, the Options, the RSUs and any other stock options, restricted stock or other equity-based awards that have been granted to the Executive and that are outstanding and unvested and/or unexercisable on the date of termination to remain outstanding as of such date and, if a Change in Control occurs within the time period set forth in this subsection (i), to cause such awards to become immediately vested and/or exercisable, as applicable, as of such Change in Control, with the Performance Shares vesting as if target performance had been attained.

(ii)                                  If the Company or its successor terminates the Executive’s employment other than for Cause (which termination, for the avoidance of doubt, shall not include a termination of the Executive’s employment due to his disability as provided in Section 5(b) or due to his death), or the Executive terminates his employment for Good Reason, in either case within the twelve (12)-month period commencing at a Change of Control, then, in addition to Final Compensation that the Company or its successor shall pay to the Executive in the time periods specified in Section 5(a) above, in lieu of any payments to or on behalf of the Executive under Section 5(d) or Section 5(e) hereof, and provided that the Executive signs and returns to the Company or its successor a timely and effective Release of Claims, then:  (A) the Company or its successor shall pay and provide to the Executive severance in an amount equal to two (2) times the sum of (1) the Base Salary at the rate in effect on the date of termination and (2) the greater of (I) the average of the Annual Bonuses paid to the Executive (or that would have been so paid absent deferral) by the Company in its three most recent fiscal years ended prior to the date of termination or the three most recent fiscal years prior to the Change in Control, if greater, and (II) the target Annual Bonus for the year in which such termination occurs, which amount shall be payable in equal installments during the twelve (12) month period following the date of termination as provided for in subsection (iii) below; (B) the Company shall pay to the Executive the Designated Bonus, which amount shall be paid on the sixtieth (60th) day following the date of termination; (C) if the Executive elects to continue participation in the Company’s health and dental insurance plans under COBRA, the Company or its successor shall pay on a monthly basis the Company portion of the monthly premium cost of the Executive’s (and his qualified beneficiaries within the meaning of Section 4980B(g)(1)(A) of the Code) participation in such plans until the conclusion of a period of twelve (12) months following the date of termination, provided that the Executive is entitled to continue such participation under applicable law and plan terms and provided further that the Company’s obligation to provide such continued premium payments hereunder shall cease when the Executive first receives coverage under another medical plan; and (D) the Company shall cause the Performance Shares, the Restricted Share Units, the Options, the RSUs and any other stock options, restricted stock or other equity-based awards that have been granted to the Executive and that are outstanding and unvested and/or unexercisable on the date of termination to become immediately vested and/or exercisable, as applicable, on such date, with the Performance Shares vesting as if target performance had been attained.

(iii)                               Except as otherwise expressly provided in this Section 5(g), severance pay to which the Executive is entitled hereunder shall be payable in accordance with the normal payroll practices of the Company, with the first payment, which shall be retroactive to the day immediately following the date the Executive’s employment terminated, being due and payable on the Company’s next regular payday for executives that follows the expiration of sixty (60) calendar days from the date the Executive’s employment terminates.

(h)                                 Limitation on Severance Benefits.  For the avoidance of doubt, under no circumstances shall the Executive be entitled to benefits under more than one subsection of this Section 5, nor shall the Executive be entitled to severance pay or benefits under any severance agreement or severance plan other than the benefits expressly set forth in this Agreement.

(i)                                     No Mitigation; No Offset.  The Executive shall have no duty to seek new employment or other duty to mitigate following a termination of employment, and no compensation or benefit described in this Section 5 shall be subject to reduction or offset on account of any subsequent compensation.

(j)                                    Post-Agreement Employment.  In the event the Executive remains in the employ of the Company or any of its Affiliates following termination of this Agreement, by the expiration of the term or otherwise, then such employment shall be at-will.

6.                                      Effect of Termination.  The provisions of this Section 6 shall apply to any termination, whether due to the expiration of the Term, pursuant to Section 5, or otherwise.

(a)                                 Upon request of the Company, the Executive shall promptly give the Company notice of all facts reasonably necessary for the Company to determine the nature, amount and duration of its obligations in connection with any termination pursuant to Section 5 hereof.

(b)                                 Except for any right of the Executive to continue medical and dental plan participation in accordance with the terms of this Agreement and applicable law, benefits shall terminate pursuant to the terms of the applicable benefit plans based on the date of termination of the Executive’s employment, without regard to any continuation of Base Salary or other payment to the Executive following such date of termination.  The Executive shall be entitled to retain any then vested benefits under applicable benefit plans in accordance with the terms of such plans.  Upon any termination of employment, the Performance Shares shall be governed by the terms of the Performance Share Agreement, the Restricted Share Units shall be governed by the terms of the Restricted Share Unit Agreement, the Option shall be governed by the terms of the Option Agreement, and the RSUs shall be governed by the terms of the RSU Agreement, all in addition to the terms of the 2006 Plan and the express terms of this Agreement.  Any other equity awards that may be granted to the Executive shall be governed by the terms of the agreements evidencing such awards and the 2006 Plan, or by the terms of any other long-term incentive plans as may be adopted by the Company under which they were granted and the express terms of this Agreement.

(c)                                  Provisions of this Agreement shall survive any termination if so provided herein or if necessary or desirable to accomplish the purposes of other surviving provisions, including without limitation the obligations of the Executive under Sections 7, 8, and 9 hereof.  The obligation of the Company to make payments to or on behalf of the Executive under Sections 5(d), 5(e), or 5(g) hereof is expressly conditioned upon the Executive’s continued full performance of his obligations under Sections 7, 8, and 9 hereof.

7.                                      Confidential Information.

(a)                                 The Executive acknowledges and agrees that the Confidentiality and Non-Solicitation Agreement between Green Mountain Coffee Roasters, Inc. and Executive, dated December 3, 2012 (hereinafter the “Confidentiality and Non-Solicitation Agreement”), a copy of which is attached hereto as Exhibit F, shall at all times remain in full force and effect in accordance with its terms.

(b)                                 In addition to and without waiving or limiting the foregoing, the Executive further acknowledges that the Company and its Affiliates continually develop Confidential Information, that the Executive may develop Confidential Information for the Company or its Affiliates, and that the Executive may learn of Confidential Information during the course of employment.  The Executive will comply with the policies and procedures of the Company and its Affiliates for protecting Confidential Information, and shall not disclose to any Person or use, other than as required by applicable law or for the proper performance of his duties and responsibilities to the Company and its Affiliates, any Confidential Information obtained by the Executive incident to his employment or other association with the Company or any of its Affiliates.  The Executive understands that this restriction shall continue to apply after his employment terminates, regardless of the reason for such termination.  The confidentiality obligation under this Section 7 shall not apply to information that is generally known or readily available to the public at the time of disclosure or becomes generally known through no wrongful act on the part of the Executive or any other Person having an obligation of confidentiality to the Company or any of its Affiliates.

(c)                                  All documents, records, tapes and other media of every kind and description relating to the business, present or otherwise, of the Company or its Affiliates and any copies, in whole or in part, thereof (the “Documents”), whether or not prepared by the Executive, shall be the sole and exclusive property of the Company and its Affiliates.  The Executive shall safeguard all Documents and shall surrender to the Company at the time his employment terminates, or at such earlier time or times as the Board or its designee may specify, all Documents then in the Executive’s possession or control.

8.                                      Assignment of Rights to Inventions.  The Executive shall promptly and fully disclose all Inventions, as defined below, to the Company.  The Executive hereby assigns and agrees to assign to the Company (or as otherwise directed by the Company) the Executive’s full right, title and interest in and to all Intellectual Property.  The Executive agrees to execute any and all applications for domestic and foreign patents, copyrights or other proprietary rights, and to do such other reasonable acts (including without limitation the execution and delivery of instruments of further assurance or confirmation) requested by the Company to assign the Intellectual Property to the Company and to permit the Company to enforce any patents, copyrights or other proprietary rights to the Inventions.  The Executive will not charge the Company for time spent in complying with these obligations.  All copyrightable works that the Executive creates shall be considered “work made for hire” and shall, upon creation, be owned exclusively by the Company.

9.                                      Restricted Activities.  The Executive agrees that some restrictions on his activities during and after his employment are necessary to protect the good will, Confidential Information, and other legitimate business interests of the Company and its Affiliates:

(a)                                 While the Executive is employed by the Company and for eighteen (18) months after his employment terminates, regardless of the reason (together, the “Restricted Period”), the Executive shall not, directly or indirectly, whether as owner, partner, investor, consultant, agent, employee, co-venturer or otherwise, compete with the Business anywhere where the Business is conducted, or undertake any planning for any business competitive with the Business.  Specifically, but without limiting the foregoing, the Executive agrees not to engage in any manner in any activity that is directly or indirectly competitive with (i) the Business as conducted at the time of termination of the Executive’s employment, or (ii) any other business activity known to be under active consideration by the Company and in relation to which the Company has taken affirmative and non-de minimis steps to pursue such business activity prior to the time of termination of the Executive’s employment.  Restricted activity also includes, without limitation, accepting employment or a consulting position with, or otherwise providing services to, any Person who is or is planning to become a competitor of the Business where such employment, consulting or services relate to the Business.

(b)                                 The Executive agrees that, during his employment with the Company, he will not undertake any outside activity, whether or not competitive with the business of the Company or its Affiliates, that could reasonably give rise to a conflict of interest or otherwise interfere with his duties and obligations to the Company or any of its Affiliates.

(c)                                  The Executive agrees that, during the Restricted Period, the Executive will not directly or indirectly (a) solicit or encourage any customer of the Company or any of its Affiliates to terminate or diminish its relationship with them; or (b) seek to persuade any such customer or prospective customer of the Company or any of its Affiliates to conduct with anyone else any business or activity which such customer or prospective customer conducts or could conduct with the Company or any of its Affiliates; provided that these restrictions shall apply (y) only with respect to those Persons who are or have been a customer of the Company or any of its Affiliates at any time within the immediately preceding one (1) year period or whose business has been solicited on behalf of the Company or any of the Affiliates by any of their officers, employees or agents within said one (1) year period, other than by form letter, blanket mailing or published advertisement, and (z) only if the Executive has performed work for such Person during his employment with the Company or one of its Affiliates or has been introduced to, or otherwise had contact with, such Person as a result of his employment or other associations with the Company or one of its Affiliates or has had access to Confidential Information which would assist in the Executive’s solicitation of such Person.

(d)                                 The Executive agrees that, during the Restricted Period, the Executive will not, and will not assist any other Person to, (a) hire or solicit for hiring any employee of the Company or any of its Affiliates or seek to persuade any employee of the Company or any of its Affiliates to discontinue employment, or (b) solicit or encourage any independent contractor providing services to the Company or any of its Affiliates to terminate or diminish its relationship with them.  For the purposes of this Agreement, an “employee” or “independent contractor” of the Company or any of its Affiliates is any person who is then or was such at any time within the preceding one (1) year.

(e)                                  Certification Requirement.  During the Restricted Period, the Executive shall provide notice to the Company on a quarterly basis confirming that, to the best of his knowledge or belief, he is in full compliance with his obligations under Section 9.

10.                               Enforcement of Covenants.  The Executive acknowledges that he has carefully read and considered all the terms and conditions of this Agreement, including the restraints imposed upon him pursuant to Sections 7, 8, and 9 hereof.  The Executive agrees without reservation that each of the restraints contained herein is necessary for the reasonable and proper protection of the good will, Confidential Information and other legitimate business interests of the Company and its Affiliates; that each and every one of those restraints is reasonable in respect to subject matter, length of time and geographic area; and that these restraints, individually or in the aggregate, will not prevent him from obtaining other suitable employment during the period in which the Executive is bound by these restraints.  The Executive further agrees that he will never assert, or permit to be asserted on his behalf, in any forum, any position contrary to the statements made in the previous sentence.  The Executive further acknowledges that, were he to breach any of the covenants contained in Sections 7, 8, or 9 hereof, the damage to the Company would be irreparable.  The Executive therefore agrees that the Company, in addition to any other remedies available to it, shall be entitled to preliminary and permanent injunctive relief against any breach or threatened breach by the Executive of any of said covenants, without having to post bond, together with an award of the attorney’s fees incurred in securing such relief; provided, however, that in any proceeding relating to the enforcement of this Agreement by either party, the ultimately non-prevailing party shall pay the prevailing party’s attorneys’ fees, costs and expenses.  The parties further agree that, in the event that any provision of Sections 7, 8, or 9 hereof shall be determined by any court of competent jurisdiction to be unenforceable by reason of its being extended over too great a time, too large a geographic area or too great a range of activities, such provision shall be deemed to be modified to permit its enforcement to the maximum extent permitted by law.  Finally, the parties agree that the Restricted Period shall be tolled, and shall not run, during any period of time in which the Executive is in violation of the terms hereof, in order that the Company shall have the agreed-upon temporal protections recited in Section 9.

11.                               Conflicting Agreements.  The Executive hereby represents and warrants that the execution of this Agreement and the performance of his obligations hereunder will not breach or be in conflict with any other agreement to which the Executive is a party or is bound, and that the Executive is not now subject to any covenants against competition or similar covenants or any court order or other legal obligation that would affect the performance of his obligations hereunder.  The Executive will not disclose to or use on behalf of the Company any proprietary information of a third party without such party’s consent.

12.                               Section 280G.

(a)                                 Payments under this Agreement shall be made without regard to whether the deductibility of such payments (or any other “parachute payments,” as that term is defined in Section 280G of the Code, to or for the benefit of the Executive) would be limited or precluded by Section 280G of the Code and without regard to whether such payments (or any other “parachute payments” as so defined) would subject the Executive to the federal excise tax levied on certain “excess parachute payments” under Section 4999 of the Code; provided, that if the total of all payments to or for the benefit of the Executive, after reduction for all federal taxes (including the tax described in Section 4999 of the Code, if applicable, with respect to such payments) (the “Executive’s total after tax payments”), would be increased by the limitation or elimination of any payment under this Agreement or otherwise, then such amounts payable hereunder or otherwise shall be reduced to the extent, and only to the extent, necessary to maximize the Executive’s total after tax payments.  For the avoidance of doubt, in no event shall the Executive be entitled to any tax gross-up payment with respect to any federal excise tax levied under Section 4999 of the Code or with respect to the payment or provision of any excess parachute payments.

(b)                                 The determination as to whether and to what extent payments under this Agreement or otherwise are required to be reduced in accordance with subsection (a) above shall be made at the Company’s expense by the Accountants.  In the event that any payments under this Agreement or otherwise are required to be reduced as described in this Section 12, the adjustment will be made, first, by reducing the cash payments, if any, due to the Executive pursuant to Sections 5(d)(ii)(A) and (B), 5(g)(i)(B)(I) and (II) or 5(g)(ii)(A) and (B), as applicable; second, if additional reductions are necessary, by reducing the benefits due to the Executive under Section 5(d)(ii)(C), 5(g)(i)(B)(III), or 5(g)(ii)(C), as applicable; and third, if additional reductions are still necessary, by eliminating the accelerated vesting of equity-based awards, starting with those awards for which the amount required to be taken into account under the Section 280G rules is the greatest.  In the event that there has been any underpayment or overpayment under this Agreement or otherwise as determined by the Accountants, the amount of such underpayment or overpayment shall forthwith be paid to the Executive or refunded to the Company, as the case may be, with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

(c)                                  For purposes of this Section 12, the term “Accountants” means the independent public accounting firm most recently serving as the Company’s outside auditors prior to the Change in Control, or such other accounting or benefits consulting firm as the Company may designate prior to a Change in Control.

13.                               Definitions.  Words or phrases which are initially capitalized or are within quotation marks shall have the meanings provided in this Section and as provided elsewhere herein.  For purposes of this Agreement, the following definitions apply:

(a)                                 “Affiliates” means all persons and entities directly or indirectly controlling, controlled by or under common control with the Company, where control may be by management authority, contract or equity interest.

(b)                                 “Business” means the business of developing, manufacturing and/or selling (i) hot or cold beverages that are directly competitive with the Company’s existing beverage products or those products under active and substantial consideration or development, (ii) related appliances or Products then engaged in or under active and substantial consideration or development by the Company, or (iii) any new Products with respect to industries or lines of business entered into or under active and substantial consideration or development by the Company following the Effective Date.

(c)                                  “Business Combination” means a reorganization, merger or consolidation involving the Company, or a sale or other disposition of all or substantially all of the assets of the Company.

(d)                                 “Change in Control” means the occurrence of any of the following, provided such occurrence is also a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, in each case as those terms are defined in Treasury Regulation Section 1.409-3(i)(5):

(i)                                     the acquisition by any person or more than one person acting as group (as determined under the Treasury Regulations) (excluding (A) any employee benefit plan of the Company or its subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (B) Robert Stiller, members of his family and trusts for their benefit), during the twelve (12)-month period ending on the date of the most recent acquisition by such person or group, of ownership of stock of the Company possessing 35% or more of the total voting power of the Company; or

(ii)                                  there is consummated a Business Combination unless, immediately following such Business Combination: (A) the persons who were the beneficial owners (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of the stock of the Company continue to beneficially own (as so defined), directly or indirectly, more than 50% of the total fair market value or total voting power of the stock of the entity resulting from such Business Combination in substantially the same proportions as their ownership of Company stock immediately prior to such Business Combination, (B) no person (excluding any entity resulting from such Business Combination or any entity or individual described in subsection (i)(A) or (i)(B) above or that would be so described if the resulting entity were substituted for “the Company and its subsidiaries” in subsection (i)(A) above) beneficially owns, directly or indirectly, stock possessing 35% or more of the total voting power of the entity resulting from such Business Combination, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or the equivalent) resulting from such Business Combination are individuals whose appointment or election is endorsed by a majority of the members of the Board immediately prior to the Business Combination.

(e)                                  “Code” means the Internal Revenue Code of 1986, as amended.

(f)                                   “Confidential Information” means any and all information of the Company and its Affiliates that is not generally known by those with whom the Company or any of its Affiliates competes or does business, or with whom the Company or any of its Affiliates plans to compete or do business and is treated by the Company as being confidential or proprietary.  Confidential Information includes without limitation such information relating to (i) the development, research, testing, manufacturing, marketing and financial activities of the Company and its Affiliates, (ii) the Products, (iii) the costs, sources of supply, financial performance and strategic plans of the Company and its Affiliates, (iv) the identity and special needs of the customers of the Company and its Affiliates and (v) the people and organizations with whom the Company and its Affiliates have business relationships and the nature and substance of those relationships.  Confidential Information also includes any information that the Company or any of its Affiliates has received, or may receive hereafter, belonging to customers or others with any understanding, express or implied, that the information would not be disclosed.

(g)                                  “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

(h)                                 “Inventions” means any and all inventions, formulas, discoveries, developments, designs, innovations, improvements, or processes (whether or not patentable or copyrightable or constituting trade secrets) conceived, made, created, developed or reduced to practice by the Executive (whether alone or with others, whether or not during normal business hours or on or off Company premises) during the Executive’s employment that relate to either the Products or any prospective activity of the Company or any of its Affiliates or that make use of Confidential Information or any of the equipment or facilities of the Company or any of its Affiliates.

(i)                                     “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than the Company or any of its Affiliates.

(j)                                    “Products” mean all products researched, developed, tested, manufactured, sold, licensed, leased or otherwise distributed or put into use by the Company or any of its Affiliates, together with all services researched, developed, tested, sold, licensed, leased or otherwise provided by the Company or any of its Affiliates, during the Executive’s employment.

(k)                                 “Treasury Regulations” means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time.

14.                               Withholding.  All payments made by the Company under this Agreement shall be reduced by any tax or other amounts required to be withheld by the Company under applicable law.

15.                               Recovery of Compensation.  Compensation and awards paid or granted, as applicable, to the Executive shall be subject to recoupment by the Company to the extent required to comply with (i) applicable law or regulation or the rules of the stock exchange on which the Company’s common stock is traded or (ii) any applicable Company clawback or recoupment policy as in effect from time to time.

16.                               Assignment.  Neither the Company nor the Executive may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other; provided, however, that the Company may assign its rights and obligations under this Agreement without the consent of the Executive in the event that the Executive is transferred to a position with any of the Affiliates or in the event that the Company shall hereafter effect a reorganization, consolidate with, or merge into, any Person or transfer all or substantially all of its properties or assets to any Person.  This Agreement shall inure to the benefit of and be binding upon the Company and the Executive, their respective successors, executors, administrators, heirs, and permitted assigns.

17.                               Severability.  If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.  The provisions of this Agreement are severable, and no breach of any provision of this Agreement by the Company, or any other claimed breach of contract or violation of law, shall operate to excuse the Executive’s obligation to fulfill his duties under Sections 7, 8 and 9 of this

Agreement.  Provisions of this Agreement shall survive any termination or expiration hereof if so provided in this Agreement or necessary or desirable to accomplish the purpose of other surviving provisions.  It is agreed and understood that no changes to the nature or scope of the Executive’s employment relationship with the Company shall operate to extinguish the Executive’s obligations under Sections 7, 8 and 9 hereof or require that such restrictive covenants be re-executed.

18.                               Waiver.  No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party.  The failure of either party to require the performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

19.                               Section 409A of the Code.

(a)                                 It is intended that this Agreement will comply with Section 409A of the Code, to the extent the Agreement is subject thereto, and the Agreement shall be interpreted on a basis consistent with such intent.  If an amendment of this Agreement is necessary in order for it to comply with Section 409A of the Code, the parties hereto will negotiate in good faith to amend the Agreement in a manner that preserves the original intent of the parties to the extent reasonably possible.  No action or failure to act pursuant to this Section 18 shall subject the Company to any claim, liability, or expense, and the Company shall not have any obligation to indemnify or otherwise protect the Executive from the obligation to pay any taxes, interest or penalties pursuant to Section 409A of the Code or otherwise.

(b)                                 Notwithstanding any provision to the contrary in this Agreement, if the Executive is determined on the date of his “separation from service” with the Company to be a “specified employee”, then with regard to any payment or benefit that is considered deferred compensation under Section 409A of the Code payable on account of a “separation from service” that is required to be delayed pursuant to Section 409A(a)(2)(B) of the Code (after taking into account any applicable exceptions to such requirement), all as determined by the Company, such payment or benefit shall be made or provided on the date that is the earlier of (i) the expiration of the six (6)-month period measured from the date of the Executive’s “separation from service,” or (ii) the date of the Executive’s death (the “Delay Period”).  Upon the expiration of the Delay Period, all payments and benefits delayed pursuant to this Section 18 (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Executive in a lump sum and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.  For purposes of this Agreement, all references to “termination of employment” and correlative phrases shall be construed to require a “separation from service” (as defined in Section 1.409A-1(h) of the Treasury Regulations after giving effect to the presumptions contained therein), and the term “specified employee” means an individual determined by the Company to be a specified employee under Treasury Regulation Section 1.409A-1.

(c)                                  With respect to any reimbursement or in-kind benefit arrangements of the Company and its subsidiaries that constitute deferred compensation for purposes of

Section 409A of the Code, except as otherwise permitted by Section 409A of the Code, the following conditions shall be applicable:  (i) the amount eligible for reimbursement, or in-kind benefits provided, under any such arrangement in one calendar year may not affect the amount eligible for reimbursement, or in-kind benefits to be provided, under such arrangement in any other calendar year (except that the health and dental plans may impose a limit on the amount that may be reimbursed or paid); (ii) any reimbursement must be made on or before the last day of the calendar year following the calendar year in which the expense was incurred; and (iii) the right to reimbursement or in-kind benefits is not subject to liquidation or exchange for another benefit.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days (e.g., “payment shall be made within thirty (30) days after termination of employment”), the actual date of payment within the specified period shall be within the sole discretion of the Company.  Whenever payments under this Agreement are to be made in installments, each such installment shall be deemed to be a separate payment for purposes of Section 409A.

20.                               Indemnification and Liability Insurance.  The Executive and the Company entered into an indemnification agreement effective as of December 3, 2012 (the “Indemnification Agreement”, a copy of which is attached hereto as Exhibit G, which agreement shall at all times remain in full force and effect in accordance with its terms.

21.                               Notices.  Any and all notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be effective when delivered in person, consigned to a reputable national courier service or deposited in the United States mail, postage prepaid, registered or certified, and addressed to the Executive at his last known address on the books of the Company, with a copy (which shall not constitute notice) to Thomas E. Sowers, Berman Fink Van Horn P.C., 3475 Piedmont Road, Suite 1100, Atlanta, Georgia 30305, or, in the case of the Company, at its principal place of business, attention of the General Counsel, with a copy (which shall not constitute notice) to Jane D. Goldstein, Ropes & Gray LLP, 800 Boylston St., Boston, Massachusetts 02199 or to such other address as either party may specify by notice to the other actually received.

22.                               Entire Agreement.  This Agreement constitutes the entire agreement between the parties and supersedes all prior communications, agreements and understandings, written or oral, with respect to the terms and conditions of the Executive’s employment, if any, excluding only the Performance Share Agreement, the Restricted Share Unit Agreement, the Option Agreement, the RSU Agreement, the Confidentiality and Non-Solicitation Agreement and the Indemnification Agreement, all of which agreements and plans shall remain in full force and effect in accordance with their terms.

23.                               Amendment.  This Agreement may be amended or modified only by a written instrument signed by the Executive and by an expressly authorized representative of the Company.

24.                               Headings.  The headings and captions in this Agreement are for convenience only, and in no way define or describe the scope or content of any provision of this Agreement.

25.                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

26.                               Governing Law.  This is a Vermont contract and shall be construed and enforced under and be governed in all respects by the laws of the State of Vermont, without regard to the conflict of laws principles thereof.

IN WITNESS WHEREOF, this Agreement has been executed by the Company, by its duly authorized representative, and by the Executive, as of the date first above written.

THE EXECUTIVE:

/s/ Brian P. Kelley

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By:	/s/ Michael J. Mardy
Michael J. Mardy
Interim Chairman of the Board of Directors

EXHIBIT E

RELEASE OF CLAIMS

THIS RELEASE is executed by the undersigned (the “Executive”) as of the date hereof.

WHEREAS, the Executive and Green Mountain Coffee Roasters, Inc. (the “Company”) entered into an employment agreement dated as of December 3, 2012 (the “Employment Agreement”);

WHEREAS, the Executive has certain entitlements pursuant to the Employment Agreement subject to the Executive’s executing this Release and complying with its terms.

NOW, THEREFORE, in consideration of the payments set forth in Section 5 of the Employment Agreement and other good and valuable consideration, the Executive agrees as follows:

The Executive, on behalf of himself and his dependents, heirs, administrators, agents, executors, successors and assigns (the “Executive Releasors”), hereby releases and forever discharges the Company and its affiliated companies and their past and present parents, subsidiaries, successors and assigns and all of the aforesaid companies’ past and present officers, directors, employees, trustees, shareholders, representatives and agents (the “Company Releasees”), from any and all claims, demands, obligations, liabilities and causes of action of any kind or description whatsoever, in law, equity or otherwise, whether known or unknown, that any Executive Releasor had, may have had or now has against the Company or any other Company Releasee as of the date of execution of this Release arising out of or relating to the Executive’s employment relationship, or the termination of that relationship, with the Company (or any affiliate), including, but not limited to, any claim, demand, obligation, liability or cause of action arising under any Federal, state, or local employment law or ordinance (including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Equal Pay Act, the Americans With Disabilities Act of 1991, the Workers Adjustment and Retraining Notification Act, the Employee Retirement Income Security Act (other than any claim for vested benefits), the Family and Medical Leave Act, and the Age Discrimination in Employment Act, as amended by the Older Workers’ Benefit Protection Act (“ADEA”), tort, contract, or alleged violation of any other legal obligation (collectively “Released Executive Claims”).  In addition, in consideration of the promises and covenants of the Company, the Executive, on behalf of himself and the other Executive Releasors, further agrees to waive any and all rights under the laws of any jurisdiction in the United States, or any other country, that limit a general release to any of the foregoing actions, causes of action, claims or charges that are known or suspected to exist in the Executive’s favor as of the date of this Agreement and Release.  Notwithstanding anything to the contrary this Release of Claims does not release, diminish, reduce, waive, forfeit or affect (1) the Executive’s right to enforce this Release; (2) the Executive’s right to be indemnified by the Company in accordance with the indemnification agreement between the Company and the Executive dated December 3, 2012 or as otherwise provided by applicable law or the Company’s by-laws; (3) the Executive’s right to equity awards that will have accrued or

1

vested as of the date of termination or which will vest after the date of termination based on the terms of the Employment Agreement; or (4) any right the Executive may have to enforce Sections 4, 5, or 6 of the Employment Agreement.

The Executive understands that nothing in this Release shall be construed to prohibit him from filing a charge with, or participating in any investigation or proceeding conducted by, the Equal Employment Opportunity Commission, National Labor Relations Board, and/or any federal, state or local agency.  Notwithstanding the foregoing, the Executive hereby waives any and all rights to recover monetary damages in any charge, complaint, or lawsuit filed by him or by anyone else on his behalf based on events occurring prior to the date of this Release.

The Executive agrees that he shall continue to be bound by, and will comply with, the provisions of Sections 7, 8 and 9 of the Employment Agreement and the provisions of such sections, along with Section 10 of the Employment Agreement, shall be incorporated fully into this Release.

The Executive acknowledges that he has been provided a period of at least 21 calendar days in which to consider and execute this Release.  The Executive further acknowledges and understands that he has seven calendar days from the date on which he executes this Release to revoke his acceptance by delivering to the Company written notification of his intention to revoke this Release in accordance with Section 21 of the Employment Agreement.  This Release becomes effective when signed unless revoked in writing and in accordance with this seven-day provision.  To the extent that the Executive has not otherwise done so, the Executive is advised to consult with an attorney prior to executing this Release.

This Release shall be governed by and construed and interpreted in accordance with the laws of the State of Vermont without reference to principles of conflicts of law.  Capitalized terms, unless defined herein, shall have the meaning ascribed to such terms in the Employment Agreement.

IN WITNESS WHEREOF, the Executive has executed this Release as of the date hereof.

Date:

2

EXHIBIT A

Performance Share Award Agreement

This Performance Share Award Agreement (this “Agreement”) is made and entered into as of November [•], 2012 (the “Grant Date”) by and between Green Mountain Coffee Roasters, Inc., a Delaware corporation (the “Company”), and Brian P. Kelley (the “Grantee”).

WHEREAS, the Company has entered into that certain employment agreement with the Grantee, effective as of November [•], 2012 (the “Employment Agreement”), which contemplates the grant of Performance Shares;

WHEREAS, the Company has adopted the Green Mountain Coffee Roasters, Inc. 2006 Incentive Plan (as amended from time to time, the “Plan”) pursuant to which Performance Awards may be granted; and

WHEREAS, the Compensation and Organizational Development Committee of the Board of Directors (the “Committee”) has determined that it is in the best interests of the Company and its shareholders to grant a Performance Award in the form of performance shares (the “Performance Shares”) as provided for herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.              Grant of Performance Shares.  The Company hereby grants to the Grantee on the Grant Date an award consisting of a target number of [•](1) Performance Shares (the “Target Award”).  Each Performance Share represents the right to receive one share of the Company’s common stock, par value $0.10 per share (“Common Stock”), subject to the terms and conditions set forth in this Agreement and the Plan. Capitalized terms that are used but not defined herein have the meaning ascribed to them in the Plan.

2.              Consideration. The grant of the Performance Shares is made in consideration of the services to be rendered by the Grantee to the Company.

3.              Percentage of Target Award That May Be Earned.  Except as otherwise provided herein, the percentage of the Target Award that that may be earned by the Grantee will be determined in accordance with Annex A hereto.

(1)  $[•] divided by the per share fair market value of one share of common stock on the date of grant.

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4.              Vesting of the Earned Shares; Settlement of Shares.

4.1                Except as otherwise provided herein, provided that the Grantee remains continuously employed by the Company through the applicable vesting date, fifty percent (50%) of the Earned Shares shall vest on the Initial Vesting Date and fifty percent (50%) of the Earned Shares shall vest on the one-year anniversary of the Initial Vesting Date.  Subject to Section 4.2 of this Agreement, if the Grantee’s employment is terminated prior to a vesting date, any then unvested Earned Shares shall terminate without any consideration therefore due or payable to the Grantee.

4.2                The foregoing vesting schedule notwithstanding:

(a)             If the Grantee’s employment with the Company terminates as the result of a termination of the Grantee’s employment by the Company without Cause or due to his death or disability, or if the Grantee terminates his employment for Good Reason, prior to the Initial Vesting Date, then upon such termination, the Performance Shares shall automatically vest in full as if the Target Award had been earned in accordance with Annex A (and such Performance Shares shall be deemed to be “Earned Shares” for purposes of the remaining sections of this Agreement).  If such termination occurs after the Initial Vesting Date, then upon such termination, any then unvested Earned Shares shall automatically vest in full.

(b)             For purposes of this Agreement, the terms “Cause,” “disability” and “Good Reason” shall have the meanings set forth in the Employment Agreement.

4.3                Subject to Section 9 hereof, promptly following the applicable vesting date, and in any event no later than sixty (60) days following such vesting date, the Company shall (a) issue and deliver to the Grantee the number of shares of Common Stock equal to the applicable number of Earned Shares; and (b) enter the Grantee’s name on the books of the Company as the shareholder of record with respect to the shares of Common Stock so delivered to the Grantee.

5.              Restrictions; Transferability.

5.1                Subject to any exceptions set forth in this Agreement or the Plan, the Performance Shares or the Earned Shares or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Performance Shares or the Earned Shares or the rights relating thereto shall be wholly ineffective and, if any such attempt is made, the Performance Shares or the Earned Shares will be forfeited by the Grantee and all of the Grantee’s rights to such units shall immediately terminate without any payment or consideration by the Company.

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5.2                The Performance Share Award is not transferable by the Grantee other than to a designated beneficiary upon the Grantee’s death or by will or the laws of descent and distribution.  No assignment or transfer of the Performance Share Award, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary upon death by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Performance Share Award will terminate and become of no further effect.

6.              Rights as Shareholder.

6.1                The Grantee shall not have any rights of a shareholder of the Company, including but not limited to the right to vote or to receive dividends or dividend equivalents with respect to the shares of Common Stock underlying the Performance Shares, unless and until the Performance Shares are earned and vest and are settled by the issuance of shares of Common Stock.

6.2                Upon and following the settlement of the Earned Shares, the Grantee shall be the record owner of the shares of Common Stock underlying the Earned Shares unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company (including voting rights).

7.              No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Grantee any right to be retained in any position, as an employee, consultant or director of the Company.  Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Grantee’s employment at any time, with or without Cause. If Grantee is an employee, Grantee’s “at will” employment shall not be in any way altered by the terms of the Plan or this Agreement.

8.              Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, the Performance Shares may be adjusted or terminated in any manner contemplated by Sections 7(a) or 7(b) of the Plan.

9.              Tax Liability and Withholding.

9.1                The Grantee shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Grantee pursuant to this Agreement or otherwise, the amount of any required withholding taxes in respect of the Performance Shares or the Earned Shares, and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes. The Committee may permit the Grantee to satisfy any federal, state or

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local tax withholding obligation by any of the following means, or by a combination of such means:

(a)             tendering a cash payment.

(b)             authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable or deliverable to the Grantee as a result of the vesting and settlement of the Earned Shares; provided, however, that no shares of Common Stock shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law.

(c)              delivering to the Company previously owned and unencumbered shares of Common Stock.

9.2                Notwithstanding the above, unless the Grantee has notified the Company to the contrary, the Grantee, by accepting this award of Performance Shares, will be deemed to have authorized the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable or deliverable to the Grantee as a result of the vesting and settlement of the Earned Shares; provided, however, that no shares of Common Stock shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law.

9.3                Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and the Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of the Performance Shares or the Earned Shares or the subsequent sale of any shares; and (b) does not commit to structure the Performance Shares or the Earned Shares to reduce or eliminate the Grantee’s liability for Tax-Related Items.

10.       Non-competition and Non-solicitation.

10.1         In consideration of the Performance Shares, the Grantee agrees and covenants not to, without the explicit written permission of the Company’s General Counsel:

(a)             work for, be employed or engaged by, or in any manner contribute his knowledge or services to, directly or indirectly, in whole or in part, as an employee, officer, owner, manager, advisor, consultant, agent, partner, director, shareholder, volunteer, intern or in any other similar capacity, any entity engaged in the same or similar business as the Company and its Affiliates, for a period of 12 months following the termination of the Grantee’s employment (howsoever caused);

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(b)             directly or indirectly, solicit, hire, recruit, attempt to solicit, hire or recruit, or otherwise induce the termination of employment of, any employee of the Company or its Affiliates, or assist any other person or entity to do any of the foregoing, for a period of 12 months following the termination of the Grantee’s employment (howsoever caused); or

(c)              directly or indirectly, solicit, contact (including, but not limited to, by e-mail, regular mail, express mail, telephone, fax, or instant message), attempt to contact or meet with any of the then current customers of the Company or any of its Affiliates for purposes of offering, accepting or delivering any goods or services similar to or competitive with those currently offered by the Company or any of its Affiliates, or known by the Grantee to be in development by the Company or any of its Affiliates, for a period of 12 months following the termination of the Grantee’s employment (howsoever caused).

10.2         In the event of a breach of any of the covenants contained in Section 10.1:

(a)            any unvested or unearned portion of the Performance Shares or Earned Shares shall be forfeited effective as of the date of such breach, unless sooner terminated by operation of another term or condition of this Agreement or the Plan; and

(b)            the Grantee hereby consents and agrees that the Company shall be entitled to a temporary restraining order and preliminary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction, without the necessity of showing any actual damages or that money damages would not afford an adequate remedy, and without the necessity of posting any bond or other security, and to an award of its reasonable attorney’s fees incurred in securing such relief. The aforementioned equitable relief shall be in addition to, and not in lieu of, any legal remedies, monetary damages or other available forms of relief.

10.3         Provisions of this Agreement shall survive any termination of this Agreement or the expiration or settlement of the Performance Shares if so provided herein or if necessary or desirable to accomplish the purposes of other surviving provisions, including, without limitation, the obligations of the Participant under this Section 10 and the provisions of Section 12 below.

11.       Compliance with Law. The issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed. No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of state and federal law and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.

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12.       Recovery of Compensation.  The Performance Shares, any shares delivered hereunder and any gains realized or other amounts in respect of such Performance Shares shall be subject to recoupment by the Company to the extent required to comply with applicable law or regulation or the rules of the stock exchange on which the Company’s Common Stock is traded.

13.       Deferral; Section 409A.

13.1         Notwithstanding Section 4.3, in accordance with the Plan, the Committee may, but is not required to, prescribe rules pursuant to which the Grantee may elect to defer settlement of the Earned Shares. Any deferral election must be made in compliance with such rules and procedures as the Committee deems advisable.

13.2         If the Grantee is determined to be a “specified employee” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder, as determined by the Committee, at the time of the Grantee’s “separation from service” within the meaning of Section 409A of the Code and the Treasury regulations thereunder, then to the extent necessary to prevent any accelerated or additional tax under Section 409A of the Code, the settlement and delivery of any shares of Common Stock hereunder upon such separation from service will be delayed until the earlier of: (a) the date that is six months and one day following the Grantee’s separation from service and (b) the Grantee’s death.  For purposes of this Agreement, all references to “termination of employment” and correlative phrases shall be construed to require a “separation from service” (as defined in Section 1.409A-1(h) of the Treasury regulations after giving effect to the presumptions contained therein).

13.3         This Agreement is intended to comply with Section 409A of the Code or an exemption thereunder, and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code.  Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Grantee on account of non-compliance with Section 409A of the Code.

14.       Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Grantee under this Agreement shall be in writing and addressed to the Grantee at the Grantee’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

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15.       Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Vermont without regard to conflict of law principles.

16.       Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Grantee and the Company.

17.       Award Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

18.       Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Grantee and the Grantee’s beneficiaries, executors and administrators.

19.       Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

20.       Discretionary Nature of Award. The grant of the Performance Shares pursuant to this Agreement does not create any contractual right or other right to receive any Performance Shares or other awards in the future.  Future awards, if any, will be at the sole discretion of the Company.

21.       No Impact on Other Benefits. The value of the Grantee’s Performance Shares is not part of his normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

22.       Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

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23.       Acceptance. The Grantee hereby acknowledges receipt of a copy of the Plan and this Agreement. The Grantee has read and understands the terms and provisions thereof, and accepts the Performance Shares subject to all of the terms and conditions of the Plan and this Agreement. The Grantee acknowledges that there may be adverse tax consequences upon the vesting or settlement of the Performance Shares or the Earned Shares or disposition of the underlying shares and that the Grantee has been advised to consult a tax advisor prior to such vesting, settlement or disposition.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Green Mountain Coffee Roasters, Inc.

By:

Name: Michael J. Mardy Title: Interim Chairman of the Board of Directors

[Grantee]

By:

Name: Brian P. Kelley

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EXHIBIT B

Restricted Stock Unit Agreement (LTI Grant Upon Hire BK)

This Restricted Stock Unit Agreement (this “Agreement”) is made and entered into as of November , 2012 (the “Grant Date”) by and between Green Mountain Coffee Roasters, Inc., a Delaware corporation (the “Company”), and Brian P. Kelley (the “Participant”).

Grant Date	November , 2012

Price of RSUs on Grant Date	$XXXX

Number of RSUs Granted	XXXX

Expiration Date	N/A

1.                       Grant of Restricted Stock Units.

1.1                                        The Company hereby grants to the Participant on the Grant Date an Award consisting of the aggregate number of Restricted Stock Units (the “Restricted Stock Units” or “RSUs”) set forth above. The Restricted Stock Units are being granted by the Compensation and Organizational Development Committee of the Company’s Board of Directors (the “Committee”) pursuant to the terms of the Green Mountain Coffee Roasters, Inc. 2006 Incentive Plan (as amended from time to time, the “Plan”). Each Restricted Stock Unit represents the right to receive one share of Common Stock, subject to the terms and conditions set forth in this Agreement and the Plan. Capitalized terms that are used but not defined herein have the meaning ascribed to them in the Plan.

1.2                                            The Restricted Stock Units shall be credited to a separate account maintained for the Participant on the books and records of the Company (the “Account”). All amounts credited to the Account shall continue for all purposes to be part of the general assets of the Company.

2.                           Consideration. The grant of the Restricted Stock Units is made in consideration of the services to be rendered by the Participant to the Company.

3.                           Vesting.

3.1                                            Except as otherwise provided herein, provided that the Participant remains in Employment through the applicable vesting date, Fifty Percent (50%) of the Restricted Stock Units will vest on the second anniversary of the Grant Date and the remaining 50% on the third anniversary of the Grant Date:

(a) “Vesting Period” shall be defined to mean that period of time beginning on the

Grant Date and ending on the second and third anniversary thereof, that is, either two or three years from the Grant Date, as the case may be, and each a “Vesting Period.”

(b)                      Once vested, the Restricted Stock Units shall become “Vested Units.”

3.2                                            The foregoing vesting schedule notwithstanding, the following provisions shall apply:

(a) Termination upon Participant’s Death, Disability, Without Cause or for Good Reason . If the Participant’s Employment terminates due to the Participant’s death or is terminated by the Company without Cause or due to his disability, or if the Participant terminates his employment for Good Reason, at any time before all of his Restricted Stock Units have vested, all unvested Restricted Stock Units shall become immediately vested as of the date of such termination.

(b) Termination upon Participant’s Voluntary Termination or for Cause. If the Participant’s Employment terminates due to Participant’s voluntary termination (other than for Good Reason) or is terminated by the Company for Cause, any unvested Restricted Stock Units shall be forfeited upon the effective date of such termination.

(c)   For purposes of this Agreement, the terms “Cause,” “disability” and “Good Reason” shall have the meanings set forth in the Employment Agreement by and between the Company and the Participant effective as of November     , 2012.

4.                           Restrictions. Subject to any exceptions set forth in this Agreement or the Plan, the Restricted Stock Units or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Restricted Stock Units or the rights relating thereto shall be wholly ineffective and, if any such attempt is made, the Restricted Stock Units will be forfeited by the Participant and all of the Participant’s rights to such units shall immediately terminate without any payment or consideration by the Company.

5.                              Transferability. The Restricted Stock Units are not transferable by the Participant other than to a designated beneficiary upon the Participant’s death or by will or the laws of descent and distribution. No assignment or transfer of the Restricted Stock Units, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary upon death by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Restricted Stock Units will terminate and become of no further effect.

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6.                              Rights as Shareholder.

6.1                                               The Participant shall not have any rights of a shareholder, including but not limited to, the right to vote, or to receive dividends or dividend equivalents with respect to, the shares of Common Stock underlying the Restricted Stock Units unless and until the Restricted Stock Units vest and are settled by the issuance of such shares of Common Stock.

6.2                                               Upon and following the settlement of the Restricted Stock Units, the Participant shall be the record owner of the shares of Common Stock underlying the Restricted Stock Units unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company (including voting rights).

7.                              Settlement of Restricted Stock Units.

7.1                                               Settlement. Subject to Section 10 hereof, promptly following the vesting date, and in any event no later than sixty (60) days following the applicable vesting date, the Company shall (a) issue and deliver to the Participant the number of shares of Common Stock equal to the number of Vested Units; and (b) enter or cause to be entered the Participant’s name on the books of the Company as the shareholder of record with respect to the shares of Common Stock delivered to the Participant or on the books of a broker or other applicable financial institution where Participant’s shares will be held in an account in her/his name.

7.2                                               Compliance with Section 409A. If the Participant is determined to be a “specified employee” within the meaning of Section 409A of the Code and the Treasury regulations thereunder, as determined by the Committee, at the time of the Participant’s “separation from service” within the meaning of Section 409A of the Code and the Treasury regulations thereunder, then to the extent necessary to prevent any accelerated or additional tax under Section 409A of the Code, the settlement and delivery of any shares of Common Stock hereunder upon such separation from service will be delayed until the earlier of: (a) the date that is six months and one day following the Participant’s separation from service and (b) the Participant’s death. For purposes of this Agreement, all references to “termination of employment” and correlative phrases shall be construed to require a “separation from service” (as defined in Section 1.409A-1(h) of the Treasury regulations after giving effect to the presumptions contained therein).

8.                              No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as an Employee, consultant or member of the Board of Directors of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Employment at any time, with or without cause. If Participant is an employee, Participant’s “at will” employment shall not be in any way altered by the terms of the Plan or this Agreement.

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9.                              Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required by the terms of the Plan, the Restricted Stock Units shall be adjusted or terminated in any manner as contemplated by Section 7(a) or 7(b) of the Plan.

10.                       Tax Liability and Withholding.

10.1                                        Mandatory Tax Payments.   The Participant, by accepting this Restricted Stock Unit award, in order to pay certain taxes due as of a vesting or settlement date , will be deemed to have authorized the Company to withhold and sell shares of Common Stock from the shares of Common Stock otherwise issuable or deliverable to the Participant as a result of the vesting or settlement of the Restricted Stock Units hereunder; provided however, that no shares of Common Stock shall be withheld and sold with a value exceeding the minimum amount of tax required to be withheld by law.

10.2                                     Employee is Responsible for Taxes. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax- related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of the Restricted Stock Units or the subsequent sale of any shares; and (b) does not commit to structure the Restricted Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items.

11.                    Non-competition and Non-solicitation.

11.1                                     Restrictive Covenants.   In consideration of the Restricted Stock Units, the Participant agrees and covenants not to without the explicit written permission of the Company’s General Counsel:

(a) contribute his or her knowledge, directly or indirectly, in whole or in part, as an employee, officer, owner, manager, advisor, consultant, agent, partner, director, shareholder, volunteer, intern or in any other similar capacity to an entity engaged in the same or similar business as the Company and its Affiliates for a period of twelve (12) months following the Participant’s termination of Employment;

(b)                directly or indirectly, solicit, hire, recruit, attempt to solicit, hire or recruit, or otherwise induce the termination of employment of any employee of the Company or its Affiliates for twelve (12) months following the Participant’s termination of Employment; or

(c) directly or indirectly, solicit, contact (including, but not limited to, by e-mail, regular mail, express mail, telephone, fax, and instant message), attempt to contact or meet with the then current customers of the Company or any of its Affiliates for purposes of offering, or accepting goods or services similar to or competitive with those currently offered by the Company or any of its Affiliates for a period of twelve (12) months following the Participant’s termination of Employment.

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11.2                                     Company Remedies for Breaches of Covenants. In the event of any breach any of the covenants set forth in Section 11.1,

(a)               any unvested portion of the Restricted Stock Units shall be forfeited effective as of the date of such breach, unless sooner terminated by operation of another term or condition of this Agreement or the Plan; and

(b)             the Participant hereby consents and agrees that the Company shall be entitled to a temporary restraining order and preliminary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction, without the necessity of showing any actual damages or that money damages would not afford an adequate remedy, and without the necessity of posting any bond or other security. The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages or other available forms of relief.

11.3                                     Survival.  Provisions of this Agreement shall survive any termination of this Agreement or the expiration or settlement of the Restricted Stock Units if so provided herein or if necessary or desirable to accomplish the purposes of other surviving provisions, including, without limitation, the obligations of the Participant under this Section 11 and the provisions of Section 13 below.

12.                       Compliance with Law. The issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.

13.                       Recovery of Compensation.  The Restricted Stock Units, any shares issued hereunder and any gains realized or other amounts in respect of such Restricted Stock Units shall be subject to recoupment by the Company to the extent required to comply with applicable law or regulation or the rules of the stock exchange on which the Company’s Common Stock is traded.

14.                       Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

15.                       Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Vermont without regard to conflict of law principles.

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16.                       Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company.

17.                       Restricted Stock Units Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

18.                       Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the Restricted Stock Units may be transferred by will or the laws of descent or distribution.

19.                       Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

20.                       Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Restricted Stock Units in this Agreement does not create any contractual right or other right to receive any Restricted Stock Units or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company.

21.                       Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the Restricted Stock Units, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent.

22.                       Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

23.                       No Impact on Other Benefits. The value of the Participant’s Restricted Stock Units is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

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24.                       Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

25.                       Acceptance. The Participant hereby acknowledges receipt of a copy of the Agreement and that the Company has made a copy of the Plan available to Participant. The Participant has read and understands the terms and provisions thereof, and accepts the Restricted Stock Units subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon the vesting or settlement of the Restricted Stock Units or disposition of the underlying shares and that the Participant has been advised to consult a tax advisor prior to such vesting, settlement or disposition.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Green Mountain Coffee Roasters, Inc.

By:

Michael J. Mardy
Interim Chairman of the Board of Directors

Participant

By:
Brian P. Kelley

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EXHIBIT C

Non-qualified Stock Option Agreement

This Stock Option Agreement (this “Agreement”) is made and entered into as of November [  ], 2012 (the “Grant Date”) by and between Green Mountain Coffee Roasters, Inc., a Delaware corporation (the “Company”) and Brian P. Kelley (the “Participant”).

Grant Date	November, 2012
Exercise Price Per Share	$XX.XX
Number of Option Shares	#
Expiration Date	November , 2022
Vesting Periods	Each Option to have 4 Vesting Periods beginning on the Grant Date (see below)
Vesting Period 1	Grant Date + 1 year
Vesting Period 2	Grant Date + 2 years
Vesting Period 3	Grant Date + 3 years
Vesting Period 4	Grant Date + 4 years

1.     Grant of Option.

1.1     Grant; Type of Option. The Company hereby grants to the Participant an option (the “Option”) to purchase up to the total number of shares of Common Stock of the Company equal to the number of Option Shares set forth above, at the Exercise Price set forth above. The Option is being granted pursuant to the terms of the Green Mountain Coffee Roasters, Inc. 2006 Incentive Plan (as amended from time to time, the “Plan”). The Option is intended to be a Non-qualified Stock Option and not an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code.

1.2     Consideration; Subject to Plan. The grant of the Option is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan. Capitalized terms used but not defined herein will have the meaning ascribed to them in the Plan.

2.     Exercise Period; Vesting; Vesting Periods.

2.1     Vesting Schedule. The Option, unless earlier terminated or forfeited, will

(a)    have four (4) vesting periods, each starting on the Grant Date and ending on an anniversary of the Grant Date, either one, two, three or four years thereafter (each a “Vesting Period” or collectively “Vesting Periods”); and

(b)    become vested and exercisable with respect to twenty-five per cent (25%) of the Option Shares at the end of each Vesting Periods until the Option is 100% vested at the end of Vesting Period 4, which shall be on the fourth anniversary of the Grant Date.

(c)     except as provided in this Agreement, the portion of the Option that is unvested at the time the Participant’s Employment terminates will terminate, and will cease to become exercisable, on such date of termination.

2.2     Expiration. The Option will expire on the Expiration Date set forth above, or earlier as provided in this Agreement or the Plan.

3.     Termination of Employment and Vesting.

3.1  Involuntary Termination without Cause. If the Participant’s Employment is  terminated by the Company for any reason other than Cause, death or disability or is terminated by the Participant for Good Reason (as defined below), the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of (a) the date 12 months following the termination of the Participant’s  Employment or (b) the Expiration Date; provided, however, that for any Options not vested as of such termination date, a number of Option Shares shall vest upon such termination of Employment in an amount determined by multiplying the number of Option Shares that are unvested with respect to each Vesting Period taken separately as of such termination date by a fraction, the numerator of which is the number of days the Participant was  employed during the period beginning on the grant date and ending on the date of  such termination and the denominator of which is the number of days in the respective  Vesting Period (that is, from the grant date to the date on which such Vesting Period ends as set forth above).  All Options shall thereafter remain exercisable as set forth above in this Section 3.1.

3.2     Voluntary Termination or Termination for Cause. If the Participant’s Employment is terminated voluntarily by the Participant (other than for Good Reason) or is terminated by the Company for Cause, any unvested Options shall immediately terminate and cease to be exercisable. Notwithstanding anything herein to the contrary, if a Participant’s Employment is terminated voluntarily by the Participant or for Cause, any vested options as of such termination date will remain exercisable for a time period ending on the earlier of (a) the date ninety (90) days from the date of such termination or (b) the Expiration Date.

3.3    Termination due to Disability. If the Participant’s Employment is terminated by the Company due to disability, then any portion of the Option that is not then vested shall

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become immediately fully vested and exercisable, and the Option, to the extent outstanding on such termination date shall remain exercisable within the time period ending on the earlier of (a) the date 12 months following the Participant’s termination of Employment or (b) the Expiration Date.

3.4     Termination Due to Death. If the Participant’s Employment terminates as a result of the Participant’s death, then any portion of the Option that is not then vested shall be immediately fully vested and exercisable, and the Option, to the extent outstanding on the termination date, may be exercised by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon the Participant’s death, but only within the time period ending on the earlier of (a) the date 12 months following the Participant’s termination of Employment or (b) the Expiration Date.

3.5     Termination for Retirement.  If the Participant’s Employment with the Company is terminated as a result of such Participant’s Retirement (as defined below), then (a) all vested Options as of the Retirement Date (as defined below) shall remain exercisable for the time period ending on the earlier of (i) four years from such date or (ii)  the Expiration Date; (b) all unvested Options shall continue to vest for the two-year period immediately following the Retirement Date and any such Options that vests within such two year period will continue to be exercisable for a period of time which is the earlier of (i) a date which is four years from the Retirement Date or (ii) the Expiration Date; and (c) all Options that remain unvested at the end of the two year period following the Retirement Date shall then all automatically vest and shall remain exercisable for a time period which is the earlier of (i) two years from such vesting date or (ii) the Expiration Date.

(a)                Definition of “Retirement”.  “Retirement” shall mean the termination of employment for other than Cause, death or disability, after Participant has attained either the age of 55 with fifteen (15) years of service or the age of 60 with five (5) years of service.

(b)                Definition of “Retirement Date”.  “Retirement Date” shall be the date on which a Participant’s Employment with the Company terminates due to Retirement.

(c)                For purposes of this Agreement, the terms “Cause”, “disability” and “Good Reason” shall have the meanings set forth in the Employment Agreement by and between the Company and the Participant effective as of November     , 2012.

4.     Manner of Exercise.

4.1     Election to Exercise. To exercise the Option, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor,

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administrator, heir or legatee, as the case may be) must deliver to the Company a notice of intent to exercise in the manner designated by the Administrator.

4.2     Payment of Exercise Price. The entire Exercise Price of the Option shall be payable in full at the time of exercise to the extent permitted by applicable statutes and regulations, either:

(a)    in cash or by certified or bank check at the time the Option is exercised;

(b)    by delivery to the Company of other shares of Common Stock, duly endorsed for transfer to the Company, with a fair market value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares that have a fair market value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of shares equal to the difference between the number of shares thereby purchased and the number of identified attestation shares;

(c)     through a “cashless exercise program” established with a broker acceptable to the Administrator;

(d)    by reduction in the number of shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Exercise Price at the time of exercise;

(e)     by any combination of the foregoing methods; or

(f)     in any other form of legal consideration that may be acceptable to the Committee.

4.3     Withholding. Prior to the issuance of shares upon the exercise of the Option, the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. The Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the following means:

(a)    tendering a cash payment;

(b)    authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or

(c)     delivering to the Company previously owned and unencumbered shares of Common Stock.

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The Company has the right to withhold taxes from any compensation paid to a Participant.

4.4     Issuance of Shares. Provided that the exercise notice and payment are in form and substance satisfactory to the Company, the Company shall issue the shares of Common Stock registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative, and shall deliver certificates representing the shares with the appropriate legends affixed thereto.

5.     No Right to Continued Employment; No Rights as Shareholder. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as an Employee, consultant or member of the Board of Directors of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Employment at any time, with or without cause. If Participant is an employee, Participant’s “at will” employment shall not be in any way altered by the terms of the Plan or this Agreement.  The Participant shall not have any rights as a shareholder with respect to any shares of Common Stock subject to the Option until such shares are issued to the Participant as provided in Section 4.4. above.

6.     Transferability. The Option is not transferable by the Participant other than to a designated beneficiary upon the Participant’s death or by will or the laws of descent and distribution, and is exercisable during the Participant’s lifetime only by him. No assignment or transfer of the Option, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary upon death by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option will terminate and become of no further effect.

7.     Adjustments. The shares of Common Stock subject to the Option may be adjusted or terminated in any manner as contemplated by the Plan.

8.     Tax Liability and Withholding. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of the Option or the subsequent sale of any shares acquired on exercise; and (b) does not commit to structure the Option to reduce or eliminate the Participant’s liability for Tax-Related Items.

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9.     Non-competition and Non-solicitation.

9.1     In consideration of the Option, the Participant agrees and covenants not to, without the explicit written permission of the Company’s General Counsel:

(a)    contribute his or her knowledge, directly or indirectly, in whole or in part, as an employee, officer, owner, manager, advisor, consultant, agent, partner, director, shareholder, volunteer, intern or in any other similar capacity to an entity engaged in the same or similar business as the Company and its Affiliates, for a period of 12 months following the Participant’s termination of Employment;

(b)    directly or indirectly, solicit, hire, recruit, attempt to solicit, hire or recruit, or otherwise induce the termination of employment of any employee of the Company or its Affiliates for 12 months following the Participant’s termination of Employment; or

(c)     directly or indirectly, solicit, contact (including, but not limited to, e-mail, regular mail, express mail, telephone, fax, and instant message), attempt to contact or meet with the current customers of the Company or any of its Affiliates for purposes of offering, or accepting goods or services similar to or competitive with those currently offered by the Company or any of its Affiliates for a period of 12 months following the Participant’s termination of Employment.

9.2     In the event of a breach of any of the covenants contained in Section 9.1:

(a)    any unvested portion of the Option shall be forfeited effective as of the date of such breach, unless sooner terminated by operation of another term or condition of this Agreement or the Plan; and

(b)    the Participant hereby consents and agrees that the Company shall be entitled to, a temporary restraining order and preliminary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction, without the necessity of showing any actual damages or that money damages would not afford an adequate remedy, and without the necessity of posting any bond or other security. The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages or other available forms of relief.

9.3     Survival.  Provisions of this Agreement shall survive any termination of this Agreement or the expiration or exercise of the Option if so provided herein or if necessary or desirable to accomplish the purposes of other surviving provisions, including, without limitation, the obligations of the Participant under this Section 9 and the provisions of Section 11 below.

10.  Compliance with Law. The exercise of the Option and the issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with

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all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued pursuant to this Option unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Participant understands that the Company is under no obligation to register the shares of Common Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

11.  Recovery of Compensation.  The Option, any shares issued hereunder and any gains realized or other amounts in respect of any such Option award shall be subject to recoupment by the Company to the extent required to comply with applicable law or regulation or the rules of the stock exchange on which the Company’s Common Stock is traded.

12.  Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

13.  Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Vermont without regard to conflict of law principles.

14.  Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company.

15.  Options Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

16.  Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the Option may be transferred by will or the laws of descent or distribution.

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17.  Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

18.  Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Option in this Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company.

19.  Amendment. The Compensation and Organizational Development Committee of the Company’s Board of Directors, or, another, if delegated, has the right to amend, alter, suspend, discontinue or cancel the Option, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent.

20.  No Impact on Other Benefits. The value of the Participant’s Option is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

21.  Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

22.  Acceptance. The Participant hereby acknowledges receipt of a copy of the Agreement and that the Company has made a copy of the Plan available to Participant. The Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the underlying shares and that the Participant should consult a tax advisor prior to such exercise or disposition.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Green Mountain Coffee Roasters, Inc.

By:

Michael J. Mardy
Interim Chairman of the Board of Directors

Participant

By:
Brian P. Kelley

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EXHIBIT D

Restricted Stock Unit Agreement (STD 4-Yr RSU for BK)

This Restricted Stock Unit Agreement (this “Agreement”) is made and entered into as of November [  ], 2012 (the “Grant Date”) by and between Green Mountain Coffee Roasters, Inc., a Delaware corporation (the “Company”), and Name (the “Participant”).

Grant Date	November , 2012
Price of RSUs on Grant Date	$XX.XX
Number of RSUs Granted	#
Expiration Date	N/A
Vesting Period	Each grant of RSUs to have 4 Vesting Periods beginning on the Grant Date (see below)
Vesting Period 1	Grant Date + 1 year (365 days)
Vesting Period 2	Grant Date + 2 years (730 days)
Vesting Period 3	Grant Date + 3 years (1,095 days)
Vesting Period 4	Grant Date + 4 years (1,460 days)

1.              Grant of Restricted Stock Units.

1.1                The Company hereby grants to the Participant on the Grant Date an Award consisting of the aggregate number of Restricted Stock Units (the “Restricted Stock Units” or “RSUs”) set forth above. The Restricted Stock Units are being granted by the recommendation of the Compensation and Organizational Development Committee of the Company’s Board of Directors (the “Committee”) pursuant to the terms of the Green Mountain Coffee Roasters, Inc. 2006 Incentive Plan (as amended from time to time, the “Plan”). Each Restricted Stock Unit represents the right to receive one share of Common Stock, subject to the terms and conditions set forth in this Agreement and the Plan. Capitalized terms that are used but not defined herein have the meaning ascribed to them in the Plan.

1.2                The Restricted Stock Units shall be credited to a separate account maintained for the Participant on the books and records of the Company (the “Account”). All amounts credited to the Account shall continue for all purposes to be part of the general assets of the Company.

2.              Consideration. The grant of the Restricted Stock Units is made in consideration of the services to be rendered by the Participant to the Company.

3.              Vesting.

3.1 Except as otherwise provided herein, provided that the Participant remains in Employment through the applicable vesting date, the Restricted Stock Units will vest at the rate of Twenty-five Per cent (25%) per year beginning on the first anniversary of the Grant Date:

(a)  “Vesting Period” shall be defined to mean that period of time beginning on the Grant Date and ending on an anniversary thereof, either one, two, three or four years from the Grant Date, as the case may be, and each a “Vesting Period.”

(b)  Once vested, the Restricted Stock Units shall become “Vested Units.”

3.2                The foregoing vesting schedule notwithstanding, the following provisions shall apply:

(a)             Termination upon Participant’s Death or Disability.  If the Participant’s Employment terminates due to the Participant’s death or is terminated by the Company due to his disability, at any time before all of his Restricted Stock Units have vested, all unvested Restricted Stock Units shall become immediately vested as of the date of death.

(b)             Termination upon Participant’s Involuntary Termination Without Cause or for Good Reason.  If the Participant’s Employment is terminated by the Company for any reason other than Cause, death or disability or is terminated by the Participant for Good Reason, at any time before all of his Restricted Stock Units have vested, then a number of  unvested Restricted Stock Units shall vest  upon such termination of Employment in an amount  determined by multiplying the number of Restricted Stock Units unvested as of the date of termination, taken separately for each Vesting Period remaining as of such date by a fraction the numerator of which is  the number of days the Participant was continuously employed during the period beginning on the grant date and ending on the termination date, and the denominator of which is the number of days in the respective Vesting Period (that is, for each Vesting Period, the number of days from the Grant Date until the end of the respective Vesting Period).

(c)              Termination upon Participant’s Voluntary Termination or for Cause.  If the Participant’s Employment terminates due to Participant’s voluntary termination (other than for Good Reason) or is terminated by the Company for Cause, any unvested Restricted Stock Units shall be forfeited upon the effective date of such termination.

(d)             Definitions. For purposes of this Agreement, the terms “Cause,” “disability,” and “Good Reason” shall have the meanings set forth in the Employment Agreement by and between the Participant and the Company effective as of November     , 2012.

4.              Restrictions. Subject to any exceptions set forth in this Agreement or the Plan, the Restricted Stock Units or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Restricted Stock Units or the rights relating thereto shall be wholly ineffective and, if any such attempt is made, the Restricted Stock Units will be forfeited by the Participant and all of the Participant’s rights to such units shall immediately terminate without any payment or consideration by the Company.

5.              Transferability.  The Restricted Stock Units are not transferable by the Participant other than to a designated beneficiary upon the Participant’s death or by will or the laws of descent and distribution.  No assignment or transfer of the Restricted Stock Units, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary upon death by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Restricted Stock Units will terminate and become of no further effect.

6.              Rights as Shareholder.

6.1                The Participant shall not have any rights of a shareholder, including but not limited to, the right to vote, or to receive dividends or dividend equivalents with respect to, the shares of Common Stock underlying the Restricted Stock Units unless and until the Restricted Stock Units vest and are settled by the issuance of such shares of Common Stock.

6.2                Upon and following the settlement of the Restricted Stock Units, the Participant shall be the record owner of the shares of Common Stock underlying the Restricted Stock Units unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company (including voting rights).

7.              Settlement of Restricted Stock Units.

7.1                Settlement. Subject to Section 10 hereof, promptly following the vesting date, and in any event no later than sixty (60) days following the applicable vesting date, the Company shall (a) issue and deliver to the Participant the number of shares of Common

Stock equal to the number of Vested Units; and (b) enter or cause to be entered the Participant’s name on the books of the Company as the shareholder of record with respect to the shares of Common Stock delivered to the Participant or on the books of a broker or other applicable financial institution where Participant’s shares will be held in an account in her/his name.

7.2                Compliance with Section 409A. If the Participant is determined to be a “specified employee” within the meaning of Section 409A of the Code and the Treasury regulations thereunder, as determined by the Committee, at the time of the Participant’s “separation from service” within the meaning of Section 409A of the Code and the Treasury regulations thereunder, then to the extent necessary to prevent any accelerated or additional tax under Section 409A of the Code, the settlement and delivery of any shares of Common Stock hereunder upon such separation from service will be delayed until the earlier of: (a) the date that is six months and one day following the Participant’s separation from service and (b) the Participant’s death.  For purposes of this Agreement, all references to “termination of employment” and correlative phrases shall be construed to require a “separation from service” (as defined in Section 1.409A-1(h) of the Treasury regulations after giving effect to the presumptions contained therein).

8.              No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as an Employee, consultant or member of the Board of Directors of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Employment at any time, with or without cause.  If Participant is an employee, Participant’s “at will” employment shall not be in any way altered by the terms of the Plan or this Agreement.

9.              Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required by the terms of the Plan, the Restricted Stock Units shall be adjusted or terminated in any manner as contemplated by Section 7(a) or 7(b) of the Plan.

10.       Tax Liability and Withholding.

10.1         Mandatory Tax Payments. The Participant, by accepting this Restricted Stock Unit award, in order to pay certain taxes due as of a vesting or settlement date , will be deemed to have authorized the Company to withhold and sell shares of Common Stock from the shares of Common Stock otherwise issuable or deliverable to the Participant as a result of the vesting or settlement of the Restricted Stock Units ; provided however, that no shares of Common Stock shall be withheld and sold with a value exceeding the minimum amount of tax required to be withheld by law.

10.2         Employee is Responsible for Taxes. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-

related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of the Restricted Stock Units or the subsequent sale of any shares; and (b) does not commit to structure the Restricted Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items.

11.       Non-competition and Non-solicitation.

11.1         Restrictive Covenants.  In consideration of the Restricted Stock Units, the Participant agrees and covenants not to without the explicit written permission of the Company’s General Counsel:

(a)             contribute his or her knowledge, directly or indirectly, in whole or in part, as an employee, officer, owner, manager, advisor, consultant, agent, partner, director, shareholder, volunteer, intern or in any other similar capacity to an entity engaged in the same or similar business as the Company and its Affiliates for a period of twelve (12) months following the Participant’s termination of Employment;

(b)             directly or indirectly, solicit, hire, recruit, attempt to solicit, hire or recruit, or otherwise induce the termination of employment of any employee of the Company or its Affiliates for twelve (12) months following the Participant’s termination of Employment; or

(c)              directly or indirectly, solicit, contact (including, but not limited to, by e-mail, regular mail, express mail, telephone, fax, and instant message), attempt to contact or meet with the then current customers of the Company or any of its Affiliates for purposes of offering or accepting goods or services similar to or competitive with those currently offered by the Company or any of its Affiliates for a period of twelve (12) months following the Participant’s termination of Employment.

11.2         Company Remedies for Breaches of Covenants. In the event of any breach any of the covenants set forth in Section 11.1,

(a) any unvested portion of the Restricted Stock Units shall be forfeited effective as of the date of such breach, unless sooner terminated by operation of another term or condition of this Agreement or the Plan; and

(b)                           the Participant hereby consents and agrees that the Company shall be entitled to a temporary restraining order and preliminary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction, without the necessity of showing any actual damages or that money damages would not afford an adequate remedy, and without the necessity of posting any bond or other security. The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages or other available forms of relief.

11.3         Survival.  Provisions of this Agreement shall survive any termination of this Agreement or the expiration or settlement of the Restricted Stock Units if so provided herein or if necessary or desirable to accomplish the purposes of other surviving provisions, including, without limitation, the obligations of the Participant under this Section 11 and the provisions of Section 13 below.

12.       Compliance with Law. The issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.

13.       Recovery of Compensation.  The Restricted Stock Units, any shares issued hereunder and any gains realized or other amounts in respect of such Restricted Stock Units shall be subject to recoupment by the Company to the extent required to comply with applicable law or regulation of the rules of the stock exchange on which the Company’s Common Stock is traded.

14.       Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

15.       Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Vermont without regard to conflict of law principles.

16.       Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company.

17.       Restricted Stock Units Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

18.       Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the Restricted Stock Units may be transferred by will or the laws of descent or distribution.

19.       Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

20.       Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Restricted Stock Units in this Agreement does not create any contractual right or other right to receive any Restricted Stock Units or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company.

21.       Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the Restricted Stock Units, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent.

22.       Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

23.       No Impact on Other Benefits. The value of the Participant’s Restricted Stock Units is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

24.       Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

25.       Acceptance. The Participant hereby acknowledges receipt of a copy of the Agreement and that the Company has made a copy of the Plan available to Participant. The Participant has read and understands the terms and provisions thereof, and accepts the Restricted Stock Units subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon the vesting or settlement of the Restricted Stock Units or disposition of the underlying shares and that the Participant has been advised to consult a tax advisor prior to such vesting, settlement or disposition.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Green Mountain Coffee Roasters, Inc.

By:

Michael J. Mardy
Interim Chairman of the Board of Directors

Participant

By:
Brian P. Kelley